Exhibit 99.1 NASDAQ: ISTR 1

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. The www.investarbank.com Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and NASDAQ: ISTR expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the We encourage everyone to visit the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, Investors Section of our website at whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, www.investarbank.com, where we the following, any one or more of which could materially affect the outcome of future events: have posted additional important • the ongoing impacts of the COVID-19 pandemic on economic conditions in general and on the Bank’s markets in particular, and on the Bank’s operations and financial results; information such as press releases • business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate; • the risk of holding PPP loans at unfavorable rates and on terms that are less favorable than other types of loans, and the and SEC filings. Company’s ability to pursue available remedies in the event of a loan default of PPP loans under the Paycheck Protection Program; • cyber attacks and other security breaches; • our ability to achieve organic loan and deposit growth, and the composition of that growth; We intend to use our website to • our ability to integrate and achieve anticipated cost savings from our acquisitions; • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and expedite public access to time-critical deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach information regarding the Company as well as our ability to execute our strategy generally; • our dependence on our management team, and our ability to attract and retain qualified personnel; in advance of or in lieu of distributing • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; a press release or a filing with the SEC • possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments and loans; disclosing the same information. • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within our geographic areas of operation in Louisiana, Texas and Alabama; • concentration of credit exposure; • other circumstances, many of which are beyond our control. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10- K for the year ended December 31, 2019, filed with the Securities and Exchange Commission. 2

COMPANY PROFILE AS OF SEPTEMBER 30, 2020 Market Data Q3 Financial Highlights Shares Outstanding 10,629,586 Assets $2.3 billion Market Cap $136.3 million Net Loans $1.8 billion Price per Share $12.82 Deposits $1.8 billion Dividend Yield 1.91% Tangible Equity(1) $204.8 million Price/ Tangible Book Value 66.5% TE/TA(1) 8.94% Price/LTM EPS $10.86 Net Income $4.5 million ROAA 0.77% Core ROAA(1) 0.65% ROAE 7.41% NPAs/Assets 0.54% Net Interest Margin 3.46% Cost of Funds 1.16% (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 3

SENIOR MANAGEMENT John J. D’Angelo, • Founding President and Chief Executive Officer President & CEO • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market • Current ownership of 1.8% Christopher L. Hufft, • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the role of Chief Financial Officer Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, • Served as Executive Vice President and Chief Credit Officer since March, 2013 and Chief Chief Credit Officer Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 4

ACCOMPLISHMENTS SINCE IPO Since IPO in June 2014, Investar has experienced significant progress: Further Established in Four Key Louisiana Markets Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Transitioned from Transactional Banking to Relationship Banking Continued to Add Experienced Bankers in Key Areas Completed four whole-bank acquisitions 5

INVESTAR TIMELINE 2020 Acquired two 2014 branches from Completed 2018 Hilltop Holdings initial public Opened additional offering branch in our Baton $2,323 Rouge market 2012 $2,149 Entered the New Orleans market $1,786 $1,623 $1,159 $1,032 $879 $635 $375 $279 $143 $174 $209 $30 $66 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 2020 2006 2011 2013 2017 2019 Chartered with Acquired South Entered the Acquired Acquired Mainland Bank and an initial Louisiana Lafayette market Citizens Bank of York and opened two capitalization Business Bank Bancshares de novo branches of $10.1 million Acquired First Community Bank Acquired BOJ Bancshares, Inc. Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013) 6

INVESTAR SNAPSHOT

INVESTAR HOLDING CORPORATION

Company overview

- Chartered as a de novo commercial bank in June 2006 by John J. D'Angelo, the current President and Chief Executive Officer
- Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million
- Headquartered in Baton Rouge, LA, Investar Holding Corporation offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses
- ISTR currently operates 31 full service banking offices located throughout its primary markets of Baton Rouge, New Orleans, Lafayette, and Lake Charles, Louisiana; Houston, Alice, and Victoria, Texas, and Sumter County, Alabama
- ISTR is ranked 13th in the Louisiana market with $1,624 million of total deposits as of June 30, 2020, and 7th for those headquartered in Louisiana
- Experienced management team that has experienced strong growth complemented by six completed whole bank acquisitions since 2011
- Strong capital position and disciplined credit philosophy
- ISTR had 318 full-time equivalents as of September 30, 2020

Financial highlights

	Year Ended December 31,		
Dollars in thousands, except share data	2018	2019	Q3 2020
Financial Highlights			
Total Assets	$ 1,786,469	$ 2,148,916	$ 2,323,245
Gross Loans	1,400,825	1,691,975	1,829,680
Total Deposits	1,361,731	1,707,706	1,834,449
Total Stockholders' Equity	182,262	241,976	237,266
Shares Outstanding	9,484,219	11,228,775	10,629,586
Capital Ratios			
Tangible Equity / Tangible Assets(1)	9.20%	9.96%	8.94%
Tier 1 Leverage Ratio	9.81%	10.45%	9.29%
Total Capital Ratio	13.46%	15.02%	14.62%
Asset Quality Ratios			
NPAs / Total Assets	0.54%	0.30%	0.54%
NPLs / Loans	0.42%	0.37%	0.68%
Loan Loss Reserves / Total Loans	0.67%	0.63%	1.04%
Loan Loss Reserves / NPLs	158.9%	171.1%	153.8%
NCOs / Avg Loans	0.08%	0.04%	0.01%
Performance Ratios			
Net Income	$ 13,606	$ 3,331	$ 4,467
ROAE	7.68%	8.21%	7.41%
ROAA	0.81%	0.85%	0.77%
Core ROAA(1)	0.95%	0.91%	0.65%
Net Interest Margin	3.61%	3.51%	3.46%
Efficiency Ratio(2)	67.89%	67.81%	63.56%
Per Share Data			
Tangible Book Value per Share(1)	$ 17.13	$ 18.79	$ 19.27
Diluted Earnings per Share	$ 1.39	$ 1.66	$ 0.41

(1) Non-GAAP financial measure. See Non-GAAP financial measure slides.
(2) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income

7

OPPORTUNISTIC ACQUISITIONS

INVESTAR HOLDING CORPORATION

Branch map


ISTR
South Louisiana Business Bank
First Community Bank
Citizens Bancshares, Inc.
BOJ Bancshares, Inc.
Mainland Bank
Bank of York
Hilltop Holdings Inc. Branches
Clarksville
Nashville
TENNESSEE
Paragould
Memphis Memphis
Huntsville
Tupelo
Birmingham
Starkville
Plano
Garland
Fort Worth
Dallas
Shreveport
Jackson
Meridian
ALABAMA
Tyler
Waco
Alexandria
MISSISSIPPI
Dothan
Killeen
Lufkin
Mobile
Gulfport
Austin
Metairie
Houston
Panama City
San Antonio
Corpus Christi
Laredo
McAllen
Matamoros
Gulf of Mexico

Six whole bank transactions since 2011

South Louisiana Business Bank: ***Announced June 2011, Closed October 2011***
- 1 Branch in Prairieville, LA
- $31.5 million in gross loans and $38.6 million in deposits[1]

First Community Bank: ***Announced January 2013, Closed May 2013***
- 2 Branches – Hammond and Mandeville, LA
- $77.5 million in gross loans and $86.5 million in deposits[1]

Citizens Bancshares, Inc.: ***Announced March 2017, Closed July 2017***
- 3 Branches – Evangeline Parish, LA
- $128.8 million in gross loans and $216.5 million in deposits[1]

BOJ Bancshares, Inc.: ***Announced August 2017, December 2017***
- 5 Branches – East Baton Rouge, East Feliciana, and West Feliciana Parishes, LA
- $128.8 million in gross loans and $216.5 million in deposits[1]

Mainland Bank: ***Announced October 2018, Closed March 2019***
- 3 Branches – Galveston County and Harris County, Texas
- $81.3 million in gross loans and $107.6 million in deposits[1]

Bank of York: ***Announced July 2019, Closed November 2019***
- 2 Branches – Sumter County, Alabama
- $46.1 million in gross loans and $85.0 million in deposits[1]

Hilltop Holdings Branches: ***Announced August 2019, Closed February 2020***
- 2 Branches – Alice and Victoria, Texas
- $45.3 million in gross loans and $37.0 million in deposits[1]

(1) Based on fair values at time of closing
(2) Based on fair values at time of announcement

8

RECENT ACQUISITIONS Investar Holding Corporation (27) Bank of York (2) HTH Branch Acquisition (2) HTH branches in Alice and Victoria, Texas Bank of York, York, Alabama • Closed on February 21, 2020 • Closed on November 1, 2019 • 2 Branches – Alice and Victoria, TX • $15 million cash • Pricing – 100% cash • 2 Branches – York and Livingston, AL and an LPO in Tuscaloosa, AL • $45.3 million in gross loans and $37.0 million in deposits1 • $46.1 million in gross loans and $85.0 million in deposits¹ (1) Based on estimates at September 30, 2020 9

Total Assets (in millions) 2,323 81 2,149 1,786 1,623 1,032 1,159 2015 2016 2017 2018 2019 Q3 2020 Assets Held for Sale *Represents the compounded annual growth rate for the five years ended December 31, 2019 10

TotalTotal Loans (in millions) 8.1% 20.8% 11.3% 40.9% 19.9%* 1,830 1,692 81 1,401 1,259 893 745 2015 2016 2017 2018 2019 Q3 2020 Loans Held for Sale * Growth % excludes Loans HFS 11

LOAN COMPOSITION 2018 2019 Q3 2020 Increase/(Decrease) (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development $ 157,946 11.3% $ 197,797 11.7% $ 206,751 11.3% $ 8,954 4.5% 1-4 Family 287,137 20.5 321,489 19.0% 339,364 18.5 17,875 5.6 Multifamily 50,501 3.6 60,617 3.6% 57,734 3.2 (2,883) (4.8) Farmland 21,356 1.5 27,780 1.6% 26,005 1.4 (1,775) (6.4) Commercial real estate Owner-occupied 298,222 21.3 352,324 20.8% 379,490 20.7 27,166 7.7 Nonowner-occupied 328,782 23.5 378,736 22.4% 404,748 22.1 26,012 6.9 Commercial and industrial 210,924 15.1 323,786 19.1% 392,955 21.5 69,169 21.4 Consumer 45,957 3.3 29,446 1.7% 22,633 1.2 (6,813) (23.1) Total loans $ 1,400,825 100.0% $ 1,691,975 100.0% $ 1,829,680 100.0% $ 137,705 8.1% 12

LOAN COMPOSITION September 30, 2020 Consumer 1% Construction & land development 11% C&I 22% CRE 43% Residential/Farmland 23% Total Loans: $1.8 billion YTD Yield on loans: 4.96% 48% of CRE is owner-occupied 13

LOAN COMPOSITION Business Lending Portfolio1 Health Care and Social Assistance 13% Construction 7% Other Industries less than 5% 29% Retail Trade 13% Professional, Scientific, & Real Estate and Rental and Technical Leasing 12% 10% Manufacturing Wholesale Trade 6% 10% Total Business Lending Portfolio1: $772 million (1) Business lending portfolio includes owner-occupied CRE and C&I loans as of September 30, 2020 14

CREDIT METRICS NPAs / Total Loans + OREO 2.00% 1.33% 0.97% 1.00% 0.84% 0.79% 0.77% 0.67% 0.68% 0.68% 0.74% 0.60% 0.42% 0.38% 0.00% 2015 2016 2017 2018 2019 Q3 Investar Peers¹ 2020 NCOs / Average Loans 0.20% 0.14% 0.12% 0.11% 0.10% 0.10% 0.10% 0.08% 0.08% 0.08% 0.07% 0.05% 0.04% 0.01% 0.00% 2015 2016 2017 2018 2019 Q3 2020 Investar Peers¹ (1) Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area. 15

DISCIPLINED LENDING Reserves / Total Loans 1.20% 1.04% 1.00% 0.82% 0.79% 0.80% 0.67% 0.63% 0.63% 0.60% 0.40% 2015 2016 2017 2018 2019 Q3 2020 Reserves / NPLs Provision Expense / NCOs 600% 25.0x 22.3x 500% 20.0x 400% 356% 15.0x 300% 254% 214% 10.0x 200% 159% 171% 154% 5.1x 5.0x 2.6x 100% 1.8x 2.2x 2.9x 0% 0.0x 2015 2016 2017 2018 2019 Q3 2020 2015 2016 2017 2018 2019 Q3 2020 16

COVID-RELATED LOAN MODIFICATIONS Month-End Deferral Balances and Percentage of Total Loan Portfolio on Deferral (dollars in millions) 27.0% $490 3.2% 3.3% 1.0% $56 $49 $12 $13 $5 MARCH JUNE SEPTEMBER NOVEMBER* Initial Deferral Second and Third Deferrals *Represents data as of November 2, 2020 17

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($1.8 billion) Noninterest-bearing CDs demand deposits 32% 25% Interest-bearing demand Savings deposits 7% 26% Money market 10% Cost of interest-bearing deposits1: 1.21% Target: 20% of total deposits are noninterest-bearing Growth in noninterest-bearing deposits • Treasury Management • Small Business Banking 2020: 28.5% • Focus on Relationship Banking 2019: 61.8% • Strategic Acquisitions 2018: 0.4% 2017: 99.8% (1) YTD as of September 30, 2020 17

DEPOSIT COMPOSITION AND GROWTH Total Deposits $2,000 $1,800 $1,834 $1,708 $1,600 $1,400 $1,362 $1,200 $1,225 $1,000 $908 Total Deposits ($ millions) ($ Deposits Total $800 $737 $600 $400 $200 2015 2016 2017 2018 2019 Q3 2020 *Represents the compounded annual growth rate for the five years ended December 31, 2019 18

FINANCIAL HIGHLIGHTS Year Ended December 31, Dollars in thousands, except share data 2018 2019 Q3 2020 Financial Highlights Total Assets $ 1,786,469 $ 2,148,916 $ 2,323,245 Gross Loans 1,400,825 1,691,975 1,829,680 Total Deposits 1,361,731 1,707,706 1,834,449 Total Stockholders' Equity 182,262 241,976 237,266 Shares Outstanding 9,484,219 11,228,775 10,629,586 Capital Ratios Tangible Equity / Tangible Assets(1) 9.20% 9.96% 8.94% Tier 1 Leverage Ratio 9.81% 10.45% 9.29% Total Capital Ratio 13.46% 15.02% 14.62% Asset Quality Ratios NPAs / Total Assets 0.54% 0.30% 0.54% NPLs / Loans 0.42% 0.37% 0.68% Loan Loss Reserves / Total Loans 0.67% 0.63% 1.04% Loan Loss Reserves / NPLs 158.9% 171.1% 153.8% NCOs / Avg Loans 0.08% 0.04% 0.01% Performance Ratios Net Income $ 13,606 $ 3,331 $ 4,467 ROAE 7.68% 8.21% 7.41% ROAA 0.81% 0.85% 0.77% Core ROAA(1) 0.95% 0.91% 0.65% Net Interest Margin 3.61% 3.51% 3.46% Efficiency Ratio(2) 67.89% 67.81% 63.56% Per Share Data Tangible Book Value per Share(1) $ 17.13 $ 18.79 $ 19.27 Diluted Earnings per Share $ 1.39 $ 1.66 $ 0.41 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. (2) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income. 19

PERFORMANCE METRICS Net Interest Margin 4.00% 3.61% 3.61% 3.51% 3.46% 3.00% 3.32% 3.39% Margin (%) Margin 2.00% Interest Net Net 1.00% 0.00% 2015 2016 2017 2018 2019 Q3 2020 Core Return on Average Assets 1.00% 0.95% 0.80% 0.91% 1 0.76% 0.69% 0.60% 0.65% 0.65% 0.40% Core ROAA (%) ROAA Core 0.20% 0.00% 2015 2016 2017 2018 2019 Q3 2020 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 20

PERFORMANCE METRICS Expense Ratios 100.0% 4.00% 2.97% 1 90.0% 2.48% 3.00% 2.41% 2.43% 2.29% 2.50% 80.0% 2.00% 70.0% 68.9% 67.6% 66.2% 66.0% 1.00% 60.0% 63.8% 65.4% Avg. Assets (%) AssetsAvg. Core Efficiency (%) Core Efficiency Ratio 50.0% 0.00% Expense Noninterest / 2015 2016 2017 2018 2019 Q3 2020 December 31, 2015 2016 2017 2018 2019 Q3 2020 Employees 165 152 258 255 324 318 Locations 11 10 20 21 28 31 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 21

PROFITABILITY Net Income and Diluted Earnings Per Share $6,000 $0.46 $0.50 $0.39 $0.41 $0.32 $5,000 $0.30 $4,657 $4,467 $4,000 $4,274 $0.05 per Share (Thousands) $0.10 $3,000 $3,331 Income Net -$0.10 $2,000 Earnings Diluted -$0.30 $1,000 $608 $0 -$0.50 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Core Diluted Earnings Per Share1 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 $0.48 $0.39 $0.15 $0.32 $0.35 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 22

INVESTAR STRATEGY 1 Management • Continue to add experienced bankers in new and existing markets 2 Market • Southern Louisiana focus with complementary new market expansion 3 Growth • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking 4 Asset Quality • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% 5 Profitability • Expected to increase as investment in infrastructure has already been made • Focus on improving efficiency through leveraging technology 23

APPENDIX 24

NON-GAAP FINANCIAL MEASURES

INVESTAR HOLDING CORPORATION

Tangible equity, tangible book value per share, and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	December 31,					
Dollar values in thousands except per share amounts	2015	2016	2017	2018	2019	Q3 2020
Total Stockholders' Equity - GAAP	$ 109,350	$ 112,757	$ 172,729	$ 182,262	$ 241,976	$ 237,266
Adjustments						
Goodwill	2,684	2,684	17,086	17,424	26,132	28,144
Other Intangibles	491	550	2,840	2,363	4,903	4,327
Tangible Equity	$ 106,175	$ 109,523	$ 152,803	$ 162,475	$ 210,941	$ 204,795
Total Assets - GAAP	$ 1,031,555	$ 1,158,960	$ 1,622,734	$ 1,786,469	$ 2,148,916	$ 2,323,245
Adjustments						
Goodwill	2,684	2,684	17,086	17,424	26,132	28,144
Other Intangibles	491	550	2,840	2,363	4,903	4,327
Tangible Assets	$ 1,028,380	$ 1,155,726	$ 1,602,808	$ 1,766,682	$ 2,117,881	$ 2,290,774
Total Shares Outstanding						
Book Value Per Share	$ 15.05	$ 15.88	$ 18.15	$ 19.22	$ 21.55	$ 22.32
Effect of Adjustment	(0.43)	(0.46)	(2.09)	(2.09)	(2.76)	(3.05)
Tangible Book Value Per Share	$ 14.62	$ 15.42	$ 16.06	$ 17.13	$ 18.79	$ 19.27
Total Equity to Total Assets	10.60%	9.73%	10.64%	10.20%	11.26%	10.21%
Effect of Adjustment	(0.28)	(0.25)	(1.11)	(1.00)	(1.30)	(1.27)
Tangible Equity to Tangible Assets	10.32%	9.48%	9.53%	9.20%	9.96%	8.94%

25

NON-GAAP FINANCIAL MEASURES

Dollar values in thousands except per share amounts		December 31, 2015	2016	2017	2018	2019	Q3 2020
Net interest income	(x)	$ 31,458	$ 34,739	$ 42,517	$ 57,370	$ 64,818	$ 18,706
Provision for loan losses		1,865	2,079	1,540	2,570	1,908	2,500
Adjusted net interest income after provision for loan losses		29,593	32,660	40,977	54,800	62,910	16,206
Noninterest income	(v)	8,344	5,468	3,815	4,318	6,216	3,401
Gain on sale of investment securities, net		(489)	(443)	(292)	(14)	(262)	(939)
Loss (gain) on sale of other real estate owned, net		105	(13)	(27)	24	11	-
Gain on sale of fixed assets, net		(15)	(1,266)	(127)	(98)	(2)	5
Change in the fair value of equity securities		-	-	-	267	(341)	31
Core noninterest income	(y)	7,945	3,746	3,369	4,497	5,622	2,498
Noninterest expense	(w)	27,353	26,639	32,342	41,882	48,168	14,051
Severance		(226)	(26)	(82)	(293)	-	(10)
Acquisition expense		-	-	(1,868)	(1,445)	(2,090)	(52)
Non-routine legal expense		-	-	-	(89)	-	-
Impairment on investment in tax credit entity		(54)	-	-	-	-	-
Customer reimbursements		-	(584)	-	-	-	-
Write down of other real estate owned		-	-	-	(567)	-	-
Core noninterest expense	(z)	27,073	26,029	30,392	39,488	46,078	13,989
Core earnings before income tax expense		10,465	10,377	13,954	19,809	22,454	4,715
Core income tax expense		3,456	3,258	4,758	3,809	4,423	924
Core earnings		$ 7,009	$ 7,119	$ 9,196	$ 16,000	$ 18,031	$ 3,791
Efficiency ratio	(w)/(x+v)	68.72%	66.25%	69.80%	67.89%	67.81%	63.56%
Core Efficiency ratio	(z)/(x+y)	68.85%	67.63%	66.23%	63.83%	65.41%	65.97%
Core ROAA		0.76%	0.65%	0.69%	0.95%	0.91%	0.65%

26

NON-GAAP FINANCIAL MEASURES

INVESTAR HOLDING CORPORATION

Dollar values in thousands except per share amounts		Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Net interest income	(a)	$ 16,366	$ 16,965	$ 17,335	$ 18,339	$ 18,706
Provision for loan losses		538	736	3,760	2,500	2,500
Net interest income after provision for loan losses		15,828	16,229	13,575	15,839	16,206
Noninterest income	(b)	1,618	1,575	1,089	3,931	3,401
(Gain) loss on sale of investment securities, net		-	(33)	(172)	(1,178)	(939)
(Gain) loss on sale of other real estate owned, net		(1)	17	(26)	-	-
Loss on sale of fixed assets, net		-	-	-	-	5
Change in the fair value of equity securities		9	(121)	826	(248)	31
Core noninterest income	(d)	1,626	1,438	1,717	2,505	2,498
Core earnings before noninterest expense		17,454	17,667	15,292	18,344	18,704
Noninterest expense	(c)	11,682	13,629	13,907	14,480	14,051
Severance		-	-	-	(253)	(10)
Acquisition expense		(177)	(1,007)	(751)	(255)	(52)
Core noninterest expense	(e)	11,505	12,622	13,156	13,972	13,989
Core earnings before income tax expense		5,949	5,045	2,136	4,372	4,715
Core income tax expense		1,143	1,019	421	840	924
Core earnings before income tax expense		$ 4,806	$ 4,026	$ 1,715	$ 3,532	$ 3,791
Core basic earnings per share		0.48	0.40	0.15	0.32	0.35
Diluted earnings per share (GAAP)		$ 0.46	$ 0.32	$ 0.05	$ 0.39	$ 0.41
Gain on sale of investment securities, net		-	-	(0.01)	(0.09)	(0.07)
Change in the fair value of equity securities		-	(0.01)	0.06	(0.02)	-
Severance		-	-	-	0.02	-
Acquisition expense		0.02	0.08	0.05	0.02	0.01
Core diluted earnings per share		$ 0.48	$ 0.39	$ 0.15	$ 0.32	$ 0.35
Efficiency ratio	(c)/(a+b)	64.96%	73.51%	75.48%	65.02%	63.56%
Core efficiency ratio	(e)/(a+d)	63.95%	68.59%	69.05%	67.03%	65.97%
Core return on average assets		0.95%	0.76%	0.32%	0.62%	0.65%
Core return on average equity		9.12%	7.35%	2.82%	6.00%	6.29%
Total average assets		$ 1,999,240	$ 2,101,562	$ 2,164,516	$ 2,296,082	$ 2,320,501
Total average stockholders' equity		208,957	217,433	243,614	236,651	239,822

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INCOME STATEMENT

INVESTAR HOLDING CORPORATION

(dollars in thousands, except share data)	December 31, 2015	2016	2017	2018	2019	Q3 2020
INTEREST INCOME						
Interest and fees on loans	$ 35,076	$ 39,380	$ 47,863	$ 66,750	$ 80,954	$ 21,866
Interest on investment securities	2,189	3,565	5,055	6,608	7,440	1,356
Other interest income	75	207	428	533	1,049	172
TOTAL INTEREST INCOME	37,340	43,152	53,346	73,891	89,443	23,394
INTEREST EXPENSE						
Interest on deposits	5,250	7,182	8,050	11,394	19,307	3,404
Interest on borrowings	632	1,231	2,779	5,127	5,318	1,284
TOTAL INTEREST EXPENSE	5,882	8,413	10,829	16,521	24,625	4,688
NET INTEREST INCOME	31,458	34,739	42,517	57,370	64,818	18,706
PROVISION FOR LOAN LOSSES	1,865	2,079	1,540	2,570	1,908	2,500
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	29,593	32,660	40,977	54,800	62,910	16,206
NON-INTEREST INCOME						
Service charges on deposit accounts	380	343	767	1,453	1,840	441
Gain on sale of investment securities, net	489	443	292	14	262	939
Gain (loss) on sale of assets, net	4,278	1,684	154	74	(9)	(5)
Servicing fees and fee income on serviced loans	2,543	2,087	1,482	963	593	85
Other operating income	654	911	1,120	1,814	3,530	1,941
TOTAL NON-INTEREST INCOME	8,344	5,468	3,815	4,318	6,216	3,401
INCOME BEFORE NON-INTEREST EXPENSE	37,937	38,128	44,792	59,118	69,126	19,607
NON-INTEREST EXPENSE						
Salaries and employee benefits	16,398	15,609	18,681	25,469	28,643	8,228
Impairment on investment in tax credit entity	54	11	-	-	-	-
Operating expenses	10,901	11,019	13,661	16,413	19,525	5,823
TOTAL NON-INTEREST EXPENSE	27,353	26,639	32,342	41,882	48,168	14,051
INCOME BEFORE INCOME TAX EXPENSE	10,584	11,489	12,450	17,236	20,958	5,556
INCOME TAX EXPENSE	3,511	3,609	4,248	3,630	4,119	1,089
NET INCOME	$ 7,073	$ 7,880	$ 8,202	$ 13,606	$ 16,839	$ 4,467
Basic earnings per share	$ 0.98	$ 1.11	$ 0.96	$ 1.41	$ 1.68	$ 0.41
Diluted earnings per share	$ 0.97	$ 1.10	$ 0.96	$ 1.39	$ 1.66	$ 0.41

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